UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

AUGUST TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(IRS Employer Identification No.)

4900 West 78th Street Bloomington, Minnesota 55545
(Address of Principal Executive Offices) (Zip Code)

(952) 820-0080
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

                                                On March 30, 2005, August Technology Corporation entered into an Employment Agreement with Lynn Davis, pursuant to which Mr. Davis will serve as the Company’s President and Chief Operating Officer.  Pursuant to the Agreement, Mr. Davis will receive an annual base salary of $300,000 and be eligible to participate in the Company’s Annual Incentive Plan.  The Agreement may be terminated by either party upon thirty days’ notice.  If the Agreement is terminated by the Company, Mr. Davis is entitled to severance payments equal to his then current base salary for one year.  If the Agreement is terminated within 12 months of a change in control (as defined in the Agreement), Mr. Davis is entitled to his then current base salary for 9 months if such termination occurs within one year following the date of the Agreement or for 18 months if such termination occurs after the first anniversary of the date of the Agreement.  In addition, upon his election, Mr. Davis received a 10-year option to purchase 175,000 shares of the Company’s common stock at $11.57 per share, which option vests and becomes exercisable to the extent of 20% of the shares on each anniversary of the date of grant.  The stock option was granted outside of the Company’s 1997 Stock Incentive Plan.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                                                On March 31, 2005, August Technology Corporation issued a press release announcing that its Board of Directors appointed Lynn Davis as its President and Chief Operating Officer and also elected Mr. Davis to the Board of Directors effective as of March 30, 2005.  Mr. Davis is 57 years old.  Since 2002, Mr. Davis has served as general partner of Tate Capital Partners fund, LLC, a private investment firm that he founded.  Prior to forming Tate Capital, Mr. Davis was with ADC Telecommunications, Inc., serving as its President and Chief Operating Officer for most of 2001 and as President of its Broadband Connectivity Group from 1991 to 2001.  Mr. Davis serves on the Board of Directors of Flexsteel Industries, Inc. and Parlex Corporation.  The information contained under Item 1.01 above regarding the Employment Agreement with Mr. Davis is incorporated herein by reference.

                                                In connection with the election of Mr. Davis, David Klenk, the former President and Chief Operating Officer, became our Chief Administrative Officer.

                                                The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 9.01                                             Financial Statements and Exhibits.

                                                                                                (a)                                  Financial statements:  None.

                                                                                                (b)                                 Pro forma financial information:  None.

                                                                                                (c)                                  Exhibits:

                                                                                                                                                99.1                           Press release dated March 31, 2005.

SIGNATURES

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:               March 31, 2005

AUGUST TECHNOLOGY CORPORATION

By	/s/ Stanley D. Piekos
Stanley D. Piekos, Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 30, 2005	000-30637

EXHIBIT NO.	ITEM

99.1	Press Release dated March 31, 2005